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                                                                   EXHIBIT 23.3

                CONSENT OF DOANE RAYMOND, INDEPENDENT AUDITORS


The Board of Directors
Fidelity Holdings, Inc.:


     We consent to the incorporation by reference in this amendment no.1 to the registration statement of Fidelity Holdings, Inc. on Form SB-2 of our report dated January 22, 1997 on audit of the financial statements of 786710 Ontario Limited as of December 31, 1996 and for the year ended December 31, 1996.


                                        Doane Raymond
                                        Chartered Accountants

January 8, 1998

Suite 400
7030 Woodbine Avenue
Markham, Ontario